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               AIRCRAFT
[AISI LOGO]    INFORMATION
               SERVICES, INC.

31 October 2000

Continental Airlines
1600 Smith Street HQSFN
Houston, TX 77002

Subject:    AISI Report No.: A0S051BVO
            AISI Sight Unseen New Aircraft Base Value Appraisal, Fourteen B737-800, Ten B737-900, Six B767-200ER and Two B767-400ER Aircraft.

Reference:    (a) Credit Suisse First Boston Email message 25 August 2000

Dear Gentlemen:

Aircraft Information Services, Inc. (AISI) is pleased to offer Continental Airlines our opinion of the sight unseen base market value of various new aircraft scheduled to be delivered from the manufacturer to Continental Airlines between February 2001 and December 2001 as listed and defined in Table I and referenced (a) data above.

1. METHODOLOGY AND DEFINITIONS

The method used by AISI in its valuation of the Aircraft was based both on a review of information and Aircraft specifications supplied by the client and also on a review of present and past market conditions, various expert opinions (such as aircraft brokers and financiers) and information contained in AISI's databases that help determine aircraft availability and price data and thus arrive at the appraised base values for the new aircraft to be delivered to Continental Airlines.

The standard terms of reference for commercial aircraft value are 'half-life base market value, and 'half-life current market value' of an 'average' aircraft. Base value is a theoretical value that assumes a balanced market while current market value is the value in the real market; both assume a hypothetical average aircraft condition. AISI value definitions are consistent with the current definitions of the International Society of Transport Aircraft Trading (ISTAT), those of 01 January 1994. AISI is a member of that organization and employs an ISTAT Certified and Senior Certified Aircraft Appraiser.


Headquarters: 26072 Merit Circle, Suite 123, Laguna Hills, CA 92653
Tel: 949-582-8888 FAX: 949-582-8887 E-MAIL: AISINews@aol.com
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AISI defines a 'base value' as that of a transaction between equally willing and informed buyer and seller, neither under compulsion to buy or sell, for a single unit cash transaction with no hidden value or liability, and with supply and demand of the sale item roughly in balance. Base values are typically given for aircraft in 'new' condition, 'average half-life' condition, or in a specifically described condition unique to a single aircraft at a specific time. An 'average' aircraft is an operable airworthy aircraft in average physical condition and with average accumulated flight hours and cycles, with clear title and standard unrestricted certificate of airworthiness, and registered in an authority which does not represent a penalty to aircraft value or liquidity, with no damage history and with inventory configuration and level of modification which is normal for its intended use and age. AISI assumes average condition unless otherwise specified in this report. 'Half-life' condition assumes that every component or maintenance service which has a prescribed interval that determines its service life, overhaul interval or interval between maintenance services, is at a condition which is one-half of the total interval. It should be noted that AISI and ISTAT value definitions apply to a transaction involving a single aircraft, and that transactions involving more than one aircraft are often executed at considerable and highly variable discounts to a single aircraft price, for a variety of reasons relating to an individual buyer or seller.

AISI defines a 'current market value', which is synonymous with the older term 'fair market value' as that value which reflects the real market conditions, whether at, above or below the base value conditions. Assumption of a single unit sale and definitions of aircraft condition, buyer/seller qualifications and type of transaction remain unchanged from that of base value. Current market value takes into consideration the status of the economy in which the aircraft is used, the status of supply and demand for the particular aircraft type, the value of recent transactions and the opinions of informed buyers and sellers. Current market value assumes that there is no short term time constraint to buy or sell.

AISI encourages the use of base values to consider historical trends, to establish a consistent baseline for long term value comparisons and future value considerations, or to consider how actual market values vary from theoretical base values. Base values are less volatile than current market values and tend to diminish regularly with time. Base values are normally inappropriate to determine near term values. AISI encourages the use of current market values to consider the probable near term value of an aircraft.
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2. VALUATION

The aircraft are valued predicated upon the reference (a) data which describes the aircraft MTOW and any engine upgrades. The aircraft are also assumed to have similar configurations and capabilities as previous aircraft delivered to Continental Airlines.

Following is AISI's opinion of the base market value for the subject aircraft on their respective scheduled delivery dates in current US Dollars. Valuations are presented in Table I subject to the assumptions, definitions and disclaimers herein.
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                                    TABLE I

--------------------------------------------------------------------------------------------------------
        Scheduled                                    Expected
     Manufacturer's         Aircraft Serial        Registration           New Delivery Base Value
      Delivery Date              Number               Number                 Current USDollars
-------------------------------------------------------------------------------------------------------
                         B737-800, CFM56-7B26 ENGINES, 174,200LB MTOW
-------------------------------------------------------------------------------------------------------
         May-01                   30803                N73259                   $ 50,230,000
--------------------------------------------------------------------------------------------------------
         Jun-01                   30855                N35260                   $ 50,350,000
--------------------------------------------------------------------------------------------------------
         Jul-01                   31582                N77261                   $ 50,460,000
--------------------------------------------------------------------------------------------------------
         Jul-01                   32402                N33262                   $ 50,460,000
--------------------------------------------------------------------------------------------------------
         Aug-01                   31583                N37263                   $ 50,580,000
--------------------------------------------------------------------------------------------------------
         Aug-01                   31584                N33264                   $ 50,580,000
--------------------------------------------------------------------------------------------------------
         Aug-01                   31585                N76265                   $ 50,580,000
--------------------------------------------------------------------------------------------------------
         Aug-01                   32403                N33266                   $ 50,580,000
--------------------------------------------------------------------------------------------------------
         Sep-01                   31586                N37267                   $ 50,700,000
--------------------------------------------------------------------------------------------------------
         Sep-01                   31587                N38268                   $ 50,700,000
--------------------------------------------------------------------------------------------------------
         Oct-01                   31588                N76269                   $ 50,810,000
--------------------------------------------------------------------------------------------------------
         Oct-01                   31632                N73270                   $ 50,810,000
--------------------------------------------------------------------------------------------------------
         Nov-01                   31589                N36272                   $ 50,930,000
--------------------------------------------------------------------------------------------------------
         Nov-01                   31590                N37273                   $ 50,930,000
--------------------------------------------------------------------------------------------------------
                             B737-900, CFM56-7B26 ENGINES, 174,200LB MTOW
-------------------------------------------------------------------------------------------------------
         May-01                   30118                N30401                   $ 51,580,000
-------------------------------------------------------------------------------------------------------
         Jun-01                   30119                N79402                   $ 51,700,000
-------------------------------------------------------------------------------------------------------
         Jul-01                   30120                N38403                   $ 51,820,000
-------------------------------------------------------------------------------------------------------
         Jul-01                   30121                N32404                   $ 51,820,000
-------------------------------------------------------------------------------------------------------
         Aug-01                   30122                N72405                   $ 51,940,000
-------------------------------------------------------------------------------------------------------
         Sep-01                    TBD                 N73406                   $ 52,060,000
-------------------------------------------------------------------------------------------------------
         Sep-01                    TBD                 N35407                   $ 52,060,000
-------------------------------------------------------------------------------------------------------
         Oct-01                    TBD                 N37408                   $ 52,180,000
-------------------------------------------------------------------------------------------------------
         Nov-01                    TBD                 N37409                   $ 52,300,000
-------------------------------------------------------------------------------------------------------
         Dec-01                    TBD                 N75410                   $ 52,420,000
-------------------------------------------------------------------------------------------------------
                           B767-200ER, CF6-80C2B4F ENGINES, 395,000LB MTOW
-------------------------------------------------------------------------------------------------------
         Feb-01                   30434                N68155                   $ 81,000,000
-------------------------------------------------------------------------------------------------------
         Mar-01                   30435                N76156                   $ 81,190,000
-------------------------------------------------------------------------------------------------------
         Apr-01                   30436                N67157                   $ 81,380,000
-------------------------------------------------------------------------------------------------------
         May-01                   30437                N67158                   $ 81,570,000
-------------------------------------------------------------------------------------------------------
         Jul-01                   30438                N68159                   $ 81,940,000
-------------------------------------------------------------------------------------------------------
         Oct-01                   30439                N68160                   $ 82,510,000
-------------------------------------------------------------------------------------------------------
                            B767-400ER, CF6-80C2B8F ENGINES, 450,000LB MTOW
-------------------------------------------------------------------------------------------------------
         Mar-01                  29450                 N76055                   $108,990,000
-------------------------------------------------------------------------------------------------------
         Jun-01                  29451                 N66056                   $109,740,000
-------------------------------------------------------------------------------------------------------

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31 October 2000                                                      [AISI LOGO]
AISI File No. A0S051BVO
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Unless otherwise agreed by Aircraft Information Services, Inc. (AISI) in writing, this report shall be for the sole use of the client/addressee. This report is offered as a fair and unbiased assessment of the subject aircraft.
AISI has no past, present, or anticipated future interest in the subject aircraft. The conclusions and opinions expressed in this report are based on published information, information provided by others, reasonable interpretations and calculations thereof and are given in good faith. Such conclusions and opinions are judgments that reflect conditions and values which are current at the time of this report. The values and conditions reported upon are subject to any subsequent change. AISI shall not be liable to any party for damages arising out of reliance or alleged reliance on this report, or for any parties action or failure to act as a result of reliance or alleged reliance on this report.

Sincerely,

AIRCRAFT INFORMATION SERVICES, INC.


/s/ John D. McNicol


John D. McNicol
Vice President
Appraisals & Forecasts